                                                                    EXHIBIT 10.1


                            EXCHANGE AGENT AGREEMENT

     This Exchange Agent Agreement (this "Agreement"), dated as of June 13, 1996, is between Liberte Investors Inc., a Delaware corporation (the "Company"), and KeyCorp Shareholder Services, Inc., a Delaware corporation (the "Exchange Agent").

                                    RECITALS

     WHEREAS, pursuant to a Plan of Reorganization (the "Plan of Reorganization"), dated as of April 1, 1996, between Liberte Investors, a Massachusetts business trust (the "Trust"), and the Company, the Trust will reorganize into the Company (the "Reorganization");

     WHEREAS, in connection with the Reorganization, the registered shareholders of the Trust (the "Shareholders") will exchange their shares of beneficial interest in the Trust (the "Beneficial Shares") for shares of common stock in the Company, par value $.01 per share (the "Common Stock"), on a one-for-one basis; and

     WHEREAS, the Company desires the Exchange Agent to act as the exchange agent for the exchange of the Beneficial Share certificates for the Common Stock certificates (the "Certificate Exchange"), and the Exchange Agent desires to act as such exchange agent, upon the terms and conditions set forth below.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the terms and conditions of this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound by this Agreement, the Company and the Exchange Agent agree as follows:

                               I. EXCHANGE AGENT

     SECTION 1.1 DESIGNATION. The Exchange Agent shall act as the exchange agent in the connection with the Certificate Exchange.

     SECTION 1.2 FEES AND EXPENSES. The Company shall: (a) pay the Exchange Agent the fees described on Exhibit A, and (b) reimburse the Exchange Agent for its reasonable out-of-pocket expenses incurred in connection with the Certificate Exchange. The Exchange Agent shall submit to the Company monthly invoices detailing the fees earned and expenses incurred during the respective month. The Company shall pay these monthly invoices in the ordinary course after it receives them, provided that the Company may withhold payment of any amounts that it considers unreasonable or otherwise inappropriate.

     SECTION 1.3 TERM. The term of this Agreement shall begin immediately following the Reorganization and end upon the Company's notification to the Exchange Agent that the Agreement is terminated, which notification the Company may deliver to the Exchange Agent any time after September 30, 1996. If the Shareholders fail to approve the Reorganization or the Reorganization otherwise fails to occur, this Agreement shall be null, void, and of no effect.

     SECTION 1.4 REPORTS. As of the end of each week during the term of this Agreement and otherwise upon the Company's request, the Exchange Agent shall report to the Company upon the status of the Certificate Exchange.

                            II. BALANCE CERTIFICATE

     SECTION 2.1 STOCK CERTIFICATES. Promptly after the Reorganization, the Company shall cause the Trust to deliver to the Exchange Agent the Common Stock certificates that the Trust owns, which the Exchange Agent shall exchange for a balance certificate issued in the name of the Exchange Agent (the "Balance Certificate"). As the Exchange Agent subsequently exchanges Beneficial Share certificates for Common Stock certificates, the Exchange Agent shall exchange the Balance Certificate for certificates in the names of the exchanging Shareholders or their assignees and a new Balance Certificate representing the then current number of shares of Common Stock for which Shareholders have not presented Beneficial Share certificates for exchange.

     SECTION 2.2 COMMON STOCK OWNED BY THE SHAREHOLDERS. At all times after the Reorganization, the Shareholders or their assignees shall be considered the owners of the shares of Common Stock that they will receive upon their submission of a properly completed Letter of Transmittal (as hereinafter defined) accompanied by their Beneficial Share certificates. Until a Shareholder or its assignee exchanges such Beneficial Share certificates for a Common Stock certificate, however, the Company shall pay any distributions with respect to the respective shares of Common Stock to the Exchange Agent. The Exchange Agent shall hold such distributions in a federally insured interest bearing account and then distribute them to the Shareholder or its assignee when such Shareholder exchanges the Beneficial Share certificates for a Common Stock certificate. From time to time, upon the Company's request the Exchange Agent shall distribute the interest on such distributions to the Company. In addition, with respect to any matters submitted to a vote of the Company's shareholders before completion of the Certificate Exchange, the Exchange Agent shall assist the Company in obtaining voting instructions with respect to the shares of Common Stock represented by the then current Balance Certificate from the Shareholders who have not exchanged their Beneficial Share certificates for Common Stock certificates.

                         III. EXCHANGE OF CERTIFICATES

     SECTION 3.1 LETTER OF TRANSMITTAL. Promptly after the Reorganization, the Company shall cause the Trust to deliver to the Exchange Agent a list of the Shareholders as of the effective time of the Reorganization. Promptly after receiving this list, the Exchange Agent shall mail and otherwise make available to each Shareholder a Letter of Transmittal in the form of Exhibit B (the "Letter of Transmittal") and such other documents as the Company may request. Upon surrender to the Exchange Agent of a Beneficial Share certificate, together with a valid and properly completed Letter of Transmittal with respect to such certificate, the Exchange Agent shall cause the issuance of a Common Stock certificate to such Shareholder or its assignee for the number of shares of Common Stock equal to the number of Beneficial Shares represented by the surrendered certificate. The Exchange Agent shall then cancel the Beneficial Share certificate. If the Letter of Transmittal directs the Exchange Agent to issue the Common Stock certificate to an assignee of the Shareholder, a condition to the issuance of such certificate shall be that the assignee pays any transfer or other similar taxes imposed because of the issuance of the certificate to a person other than the Shareholder.

     SECTION 3.2 LOST CERTIFICATES. If a Shareholder notifies the Exchange Agent that such Shareholder has lost its Beneficial Share certificate, the Exchange Agent shall request such Shareholder to execute and deliver to it an affidavit concerning such loss and a bond payable to the Company in an amount no less than the product of the number of Beneficial Shares represented by the lost certificate multiplied by the then current market price of a share of Common Stock, each in form and substance satisfactory to the Company. Upon receiving such affidavit and bond, the Exchange Agent shall treat such lost certificate as surrendered.

     SECTION 3.3 INVALID OR IMPROPER LETTERS OF TRANSMITTAL. If the Exchange Agent determines that any Letter of Transmittal submitted to it is invalid or improper, the Exchange Agent shall promptly return such Letter of Transmittal to the respective Shareholder, along with a letter explaining the deficiencies in the Letter of Transmittal.

     SECTION 3.4 RECORD KEEPING. The Exchange Agent shall maintain reasonably detailed records concerning the performance of its duties under this Agreement, including records concerning: (a) the Letters of Transmittal and accompanying Beneficial Share certificates received, (b) the deficiency letters with respect to Letters of Transmittal that the Exchange Agent determined were invalid or improper, (c) the affidavits and bonds with respect to lost Beneficial Share certificates, and (d) the Common Stock certificates issued.

     SECTION 3.5 TRANSFER OF DOCUMENTS. Upon the termination of this Agreement, the Exchange Agent shall deliver to the Company: (a) the then current Balance Certificate, (b) the records that the Exchange Agent maintained with respect to the Certificate Exchange, including all records that this Agreement requires the Exchange Agent to maintain, (c) the Beneficial Share certificates canceled, and (d) the affidavits and bonds received with respect to lost Beneficial Share certificates.

                                 IV. LIABILITY

     SECTION 4.1 RELIANCE. The Exchange Agent shall not be liable for accepting any Letter of Transmittal delivered to it that it reasonably believed to be valid and proper after the exercise of reasonable diligence.

     SECTION 4.2 INDEMNIFICATION. The Company shall indemnify and hold the Exchange Agent harmless from and against any claim or expense that the Exchange Agent incurs in connection with its duties under this Agreement that is not the result of the Exchange Agent's willful misconduct or negligence.

                                   V. GENERAL

     SECTION 5.1 AMENDMENT. No amendment or modification of any of the provisions of this Agreement shall be effective unless in a writing signed by the Company and the Exchange Agent.

     SECTION 5.2 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original agreement, but all of which shall constitute one and the same agreement. Either party to this Agreement may execute and deliver this Agreement by an executed signature page transmitted by a facsimile machine, provided that such party promptly thereafter delivers an originally executed signature page to the other party. Any failure to deliver such an originally executed signature page after delivering an executed signature page transmitted by a facsimile machine, however, shall not affect the validity, legality, or enforceability of this Agreement.

     SECTION 5.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding between the Company and the Exchange Agent and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter of this Agreement.

     SECTION 5.4 ESCHEAT STATUTES. The Exchange Agent shall notify the Company at least 30 days before the Exchange Agent delivers any Common Stock certificates to any public official pursuant to any applicable abandoned property, escheat, or similar law.

     SECTION 5.5 FURTHER ASSURANCES. The Company and the Exchange Agent each covenant that it will execute and deliver to the other such certificates, documents, and instruments, and do such acts, as may be required to carry out the intent and purposes of this Agreement.

     SECTION 5.6 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED ACCORDING TO, AND GOVERNED BY, THE LAWS OF THE STATE OF TEXAS, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW OF THE STATE OF TEXAS.

     SECTION 5.7 HEADINGS. Article and section headings are used in this Agreement only as a matter of convenience, are not a part of this Agreement, and shall not have any effect upon the construction or interpretation of this Agreement.

     SECTION 5.8 LETTERS OF TRANSMITTAL. Promptly after the Reorganization, the Company, at its sole cost and expense, shall cause the delivery of 3,000 Letters of Transmittal to the Exchange Agent for mailing to the Shareholders, along with any other documents that the Company requests the Exchange Agent to send with such Letters of Transmittal.

     SECTION 5.9 NO ASSIGNMENT. Neither the Company nor the Exchange Agent may assign its benefits or delegate its duties under this Agreement without the prior written consent of the other. Any purported assignment or delegation without such consent shall be null, void, and of no effect.

     SECTION 5.10 NOTICES. All notices and other communications in connection with this Agreement shall be in writing. Such notices and other communications shall be considered received only on the day of actual receipt, unless mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to a party at its address set forth below (or to such other address to which such party has notified the other party in accordance with this section to send such notices and communications), in which case such notice or communication shall be deemed to have been received three business days after the date of posting.

              Company:          Liberte Investors Inc.
                                600 N. Pearl Street
                                Suite 420, LB #168
                                Dallas, Texas  75201
                                Attn:  Mr. Bradley S. Buttermore
                                Telephone No. (214) 720-8950
                                Facsimile No. (214) 720-8954

              Exchange Agent:   KeyCorp Shareholder Services, Inc.
                                5050 Renaissance Tower
                                1201 Elm Street
                                Dallas, Texas 75270
                                Attn: Ms. Jill Wessell
                                Telephone No. (214) 658-0205
                                Facsimile No.  (214) 658-0222

     SECTION 5.11 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability (but shall be construed and given effect to the extent possible), without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 5.12 SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of each party to this Agreement and its respective successors and permitted assigns, provided that this section shall not permit the assignment or other transfer of this Agreement, whether by operation of law or otherwise, if such assignment or other transfer is not otherwise permitted under this Agreement.

     SECTION 5.13 WAIVER. No provision of this Agreement shall be considered waived unless such waiver is in a writing signed by the party that benefits from the enforcement of such provision. No waiver of any provision in this Agreement, however, shall be deemed a waiver of a subsequent breach of such provision (or right arising under such provision) or a waiver of a similar provision. In addition, a waiver of any breach or failure to enforce any term or condition of this Agreement shall not in any way affect, limit, or waive a party's rights under this Agreement at any time to enforce strict compliance thereafter with every term and condition of this Agreement.

                         [SIGNATURES ON THE NEXT PAGE]

     IN WITNESS WHEREOF, the Company and the Exchange Agent have each executed and delivered this Agreement as of the date first written above.

                             LIBERTE INVESTORS INC.

                             By:      /s/ Bradley S. Buttermore
                                      ------------------------------------------
                             Name:    Bradley S. Buttermore
                                      ------------------------------------------
                             Title:   Vice President and Chief Financial Officer
                                      ------------------------------------------

                             KEYCORP SHAREHOLDER SERVICES, INC.

                             By:      /s/ Jill Wessell
                                      ------------------------------------------
                             Name:    Jill Wessell
                                      ------------------------------------------
                             Title:   Vice President
                                      ------------------------------------------

                                                                       EXHIBIT A

                                  FEE SCHEDULE

     A. ACCOUNT SET-UP FEE. If the Reorganization occurs, the Company shall pay the Exchange Agent an account set-up fee of $2,000.

     B. ACCOUNT MAINTENANCE FEE. For each calendar month during the term of this Agreement, the Company shall pay the Exchange Agent a fee of $100, provided that the Company shall not be required to pay this fee with respect to the first month during such term.

     C. LETTERS OF TRANSMITTAL. For each properly completed Letter of Transmittal that the Exchange Agent receives and processes, the Company shall pay the Exchange Agent a fee of $8.00.

     D. STOCK CERTIFICATES. For each Common Stock certificate that the Exchange Agent issues on behalf of the Company to the Shareholders or their assignees, the Company shall pay the Exchange Agent a fee of $2.85.

     E. CORRESPONDENCE. For each written correspondence from the Exchange Agent to a Shareholder concerning an improperly completed Letter of Transmittal, the Company shall pay the Exchange Agent a fee of $7.00.

     F. ADMINISTRATIVE FEE. Upon the termination of this Agreement, the Company shall pay the Exchange Agent an administrative fee equal to 10% of the aggregate of all of the other fees incurred under this Agreement.

     G. ADDITIONAL SERVICES. For any services not described above, such fee as the Company and the Exchange Agent may agree upon before the rendering of such services.

                                   EXHIBIT B

                             LETTER OF TRANSMITTAL

                      REORGANIZATION OF LIBERTE INVESTORS

               KEYCORP SHAREHOLDER SERVICES, INC., EXCHANGE AGENT

     On ___________, 1996, Liberte Investors, a Massachusetts business trust (the "Trust"), reorganized into Liberte Investors Inc., a Delaware corporation (the "Company"). Pursuant to the terms of the Plan of Reorganization, the Trust's shares of beneficial interest (the "Beneficial Shares") are to be exchanged for the shares of the Company's common stock, par value $.01 per share ("Common Stock"), on a one-for-one basis.

     Each registered holder of Beneficial Shares as of the effective time of the reorganization should complete a Letter of Transmittal with respect to its Beneficial Share certificates. If, however, such a registered holder has endorsed a Beneficial Share certificate to another person, the endorsee should complete the Letter of Transmittal. In either case, the person signing this Letter of Transmittal represents and warrants that it has full power and authority to execute and deliver this Letter of Transmittal and deliver the Beneficial Share certificates described below.

- ---------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF BENEFICIAL SHARES
- ---------------------------------------------------------------------------------------------------------
                                                                 Beneficial Share Certificates Enclosed
Name and Address of the Registered Holder of Beneficial Shares   (Attach signed addendum, if necessary)
- --------------------------------------------------------------  -----------------------------------------
                                                                                            Number
                                                                                     of Beneficial Shares
                                                                    Certificate          Represented
                                                                      Number            by Certificate
                                                                -----------------------------------------

                                                                -----------------------------------------

                                                                ----------------------------------------

                                                                -----------------------------------------
                                                                   Total Shares
- ---------------------------------------------------------------------------------------------------------

     The Exchange Agent will deliver a Common Stock certificate to you at the address stated above, unless you indicate otherwise in the boxes below entitled "Special Issuance Instructions" or "Special Delivery Instructions." In addition, unless you contact the Exchange Agent and provide instructions to the contrary, the Exchange Agent will only deliver one Common Stock certificate to you for the total number of shares to which this Letter of Transmittal relates.

- -----------------------------------------   ------------------------------------
      SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
     Certificate Issued to a Designee             Certificate Issued to You
         (See Instruction No. 3)                   (See Instruction No. 3)
- -----------------------------------------   ------------------------------------

If you desire the Exchange Agent to issue   If you desire the Exchange Agent
the Common Stock certificate to a person    to issue the Common Stock
other than you (the "Designee"), please     certificate to you, but deliver
give the Designee's name, address, and      such certificate to someone other
telephone number below:                     than you or to you at an address
                                            other than the address shown
                                            above, please give such name and
                                            address below:


Name: __________________________________    Name:______________________________

Address:________________________________    Address:___________________________

________________________________________    ___________________________________

________________________________________    ___________________________________

________________________________________    ___________________________________

Telephone No:___________________________

- -----------------------------------------   ------------------------------------

     Please complete, sign, and date the "Signature" box below. Your signature must appear exactly as it appears on the Beneficial Share certificates described above or the endorsement on such certificates, respectively. When Beneficial Share certificates are held by joint tenants, both joint tenants should sign. When signing as administrator, attorney-in-fact, executor, fiduciary, guardian, officer, trustee, or other person acting in a representative capacity, please give your full title. If a corporation, an authorized officer should sign in the name of the corporation. If a partnership, a general partner should sign in the name of the partnership.

     If you have completed either the "Special Issuance Instructions" box or the "Special Delivery Instructions" box above and you are not an Eligible Institution, you must have your signature guaranteed by an Eligible Institution that is a member of: (a) the Securities Transfer Agents Medallion Program, (b) the New York Stock Exchange Medallion Signature Program, or (c) the Stock Exchange Medallion Program (collectively, the "Medallion Programs").

     An "Eligible Institution" is: (a) a firm that is a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or (b) a commercial bank or trust company that has an office or correspondent in the United States of America.

- --------------------------------------------------------------------------------

                                  SIGNATURE

      Name:          __________________________________________________

      Address:       __________________________________________________

                     __________________________________________________

                     __________________________________________________

      Telephone No.: __________________________________________________

      Signature:     __________________________________________________

      Title:         __________________________________________________

      Date:          __________________________________________________



                              SIGNATURE GUARANTEE

      Name of Eligible Institution:_____________________________________

      Address:       ___________________________________________________

                     ___________________________________________________

                     ___________________________________________________

      Telephone No.: ___________________________________________________

      Authorized Signature:_____________________________________________

      Date:          ___________________________________________________


- --------------------------------------------------------------------------------

                             INSTRUCTIONS AND TERMS

     1. ACCEPTANCE OF THIS LETTER OF TRANSMITTAL. The Exchange Agent will only accept this Letter of Transmittal if it determines, in its sole discretion, that this Letter of Transmittal is valid and proper. If the Exchange Agent rejects this Letter of Transmittal as invalid or improper, the Exchange Agent will return it to you along with a letter describing the deficiencies in it.

     2. PERSONS AUTHORIZED TO EXECUTE THIS LETTER OF TRANSMITTAL. The only persons who may execute this Letter of Transmittal and deliver it along with the respective Beneficial Share certificates are: (a) persons who are the registered holders of Beneficial Shares as of the effective time of the reorganization, and (b) persons to whom such a registered holder has properly endorsed the Beneficial Share certificates described above. The signature of any registered holder that endorses Beneficial Shares to another person must appear on such endorsement exactly as it appears on the face of the respective Beneficial Share certificate.

     3. GUARANTEE OF SIGNATURE. If you complete either the "Special Issuance Instructions" box or the "Special Delivery Instructions" box and you are not an Eligible Institution, you must have an Eligible Institution that is a member of a Medallion Program guarantee your signature.

     4. BENEFICIAL SHARE CERTIFICATES. The Beneficial Share certificates with respect to which this Letter of Transmittal relates must accompany this Letter of Transmittal. If you have lost your certificates, please contact the Exchange Agent for assistance.

     5. METHOD OF DELIVERY. You may use the accompanying self-addressed envelope to return this Letter of Transmittal and the respective Beneficial Share certificates to the Exchange Agent. The method of delivery, however, is at your sole risk and option. All documents will be considered delivered only when the Exchange Agent actually receives them. The Exchange Agent encourages you to mail your Letter of Transmittal and Beneficial Share certificates by certified mail properly insured, with return receipt requested.

     6. TRANSFER TAXES. The registered holders of Beneficial Shares as of the effective time of the reorganization will not be responsible for the payment of any transfer or similar taxes with respect to the exchange of their Beneficial Share certificates for a Common Stock certificate. Any person to whom such a registered holder has endorsed a Beneficial Share certificate and any Designee, however, will be responsible for paying any such taxes.

     7. FURTHER ASSURANCES. You agree to execute and deliver to the Exchange Agent any additional documents necessary or desirable to perfect the exchange of the Beneficial Share certificates described above for a Common Stock certificate.

     8. SUCCESSORS. This Letter of Transmittal shall be binding upon you and your administrators, assigns, heirs, representatives, and successors, and shall not be affected by, and shall survive, your death or incapacity.

     9. SURVIVABILITY. The terms of this Letter of Transmittal shall survive the exchange of your Beneficial Share certificates described above for a Common Stock certificate.

     10. INADEQUATE SPACE. If the space provided in this Letter of Transmittal is inadequate for any purpose, please attach a separate signed addendum.

     11. FURTHER INFORMATION. Please direct all questions and requests for assistance with respect to this Letter of Transmittal to the Exchange Agent at the address and telephone number set forth below.

                                TAX INFORMATION

     You must provide the Exchange Agent with your correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 set forth below. If you are an individual, your TIN is your social security number.

     On the Substitute Form W-9, you must certify under penalties of perjury that: (a) your TIN is correct, and (b) you are not subject to backup withholding, either because the Internal Revenue Service ("IRS") has not notified you that you are subject to backup withholding as a result of a failure to report interest or dividends or because the IRS has notified you that you are no longer subject to backup withholding. If the IRS has notified you that you are subject to backup withholding because of underreporting of interest or dividends, you must cross out item (2) in the "Certification" section of the Substitute Form W-9. If subsequently, however, the IRS notifies you that you are no longer subject to backup withholding, you should not cross out item (2).

     Exempt persons, which include all corporations and certain foreign individuals, are not subject to the backup withholding and reporting requirements. An exempt person should furnish its TIN, write "Exempt" on the face of the Substitute Form W-9, and sign and date the form. To satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such person must also submit to the Exchange Agent with this Letter of Transmittal a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to such person's foreign status.

     If you are required to provide a TIN, but have not been issued a TIN and have applied for one, or intend to apply for one in the near future, you should write "Awaiting TIN" on the line of the Substitute Form W-9 requiring a TIN.

     If you do not provide the Exchange Agent with your correct TIN, you may be subject to a $50 penalty that the IRS imposes. Failure to comply truthfully with the backup withholding certification requirements may also result in the imposition of criminal and civil fines and penalties.

- --------------------------------------------------------------------------------
SUBSTITUTE               PART I - PLEASE              Social Security Number
FORM W-9                 PROVIDE YOUR TAX-PAYER
                         IDENTIFICATION NUMBER
                         IN THE BOX AT RIGHT      ------------------------------
                         AND CERTIFY BY SIGNING                 OR
                         AND DATING BELOW.        Employer Identification Number

                         -----------------------  ------------------------------
DEPARTMENT OF THE
TREASURY, INTERNAL
REVENUE SERVICE          PART II - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING,
PAYER'S REQUEST FOR      SEE THE TAX INFORMATION ABOVE AND GUIDELINES FOR
TAXPAYER                 CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
IDENTIFICATION NUMBER    SUBSTITUTE FORM W-9 ENCLOSED HEREWITH AND COMPLETE AS
(TIN)                    INSTRUCTED THEREIN.
- --------------------------------------------------------------------------------
CERTIFICATION - Under penalties of perjury, I certify that:

  (1) The number shown on this form is my correct taxpayer identification number or a taxpayer identification number has not been issued to me and either: (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
      Service Center or Social Security Administration office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

  (2) I am not subject to backup withholding either because I have not been notified by the Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or the Service has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTION - You must cross out item (2) above if you have been notified by the Service that you are subject to backup withholding because of underreporting interest or dividends on your tax return unless you received a subsequent notification from the Service stating  that you are no longer subject to backup withholding.
- --------------------------------------------------------------------------------

SIGNATURE:                                          DATE:
- --------------------------------------------------------------------------------

            Please deliver this completed Letter of Transmittal and
                 the related Beneficial Share Certificates to:

                       KEYCORP SHAREHOLDER SERVICES, INC.

                          HAND OR OVERNIGHT DELIVERY:

                              4900 Tiedemann Road
                           Brooklyn, Ohio 44144-2302
                        Attn:  Reorganization Department

                                     MAIL:

                                 P.O. Box 6477
                           Cleveland, Ohio 44101-1477
                        Attn:  Reorganization Department
                                (OH-01-49-0120)

                               TELEPHONE NUMBER:

                                 1-800-527-7844